                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: July 23, 2003



                                    QLT Inc.
                                    --------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada              000-17082                      N/A
------------------------              ---------                 -------------
   (Jurisdiction of            (Commission File Number)         (IRS Employer
   Incorporation)                                            Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
    -------------------------------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c) Exhibits

Exhibit
Number   Description
-------  -----------

99.1     Press Release dated July 23, 2003 (Q2 Financial Results)


ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is furnished pursuant to Item 12, "Disclosure of Results of Operation and Financial Conditions".

         On July 23, 2003, QLT Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.






                                                               QLT Inc.
                                                            --------------------
                                                                    (Registrant)






Date     July 23, 2003                     /s/  Paul J. Hastings
    ----------------------                 -------------------------------------
                                                                     (Signature)
                                           President and Chief Executive Officer